Exhibit 10.1

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-10008 and No. 333-13770), and Form F-3/A (No. 333-116044) of our report dated March 30, 2005, with respect to the financial statements of BluePhoenix Solutions Ltd. included in this annual report on Form 20-F for the year ended December 31, 2004.

/s/ Ziv Haft —————————————— Ziv Haft Certified Public Accountants (Isr.) BDO Member Firm

Tel-Aviv, Israel
March 30, 2005